GLOBAL X FUNDS
Global X S&P 500® Catholic Values ETF (the “Fund”)

Supplement dated April 18, 2016 to the
Prospectus and Statement of Additional Information (“SAI”)
for the Fund, each dated March 1, 2016.

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

Effective April 19, 2016, the Fund will be open for investment.
Effective immediately, the following paragraph replaces the first paragraph on page 135 and the last paragraph on page 184 of the Prospectus, and the third full paragraph on page 34 of the SAI:
The S&P 500® Catholic Values Index is designed to provide exposure to U.S. equity securities included in the S&P 500® Index while maintaining alignment with the moral and social teachings of the Catholic Church. The Underlying Index is based on the S&P 500® Index, and generally comprises approximately 500 or less U.S. listed common stocks. All index constituents are members of the S&P 500® Index and follow the eligibility criteria for that index. From this starting universe, constituents are screened to exclude companies involved in activities which are perceived to be inconsistent with Catholic values as outlined in the Socially Responsible Investment Guidelines of the United States Conference of Catholic Bishops (“USCCB”). The Underlying Index then reweights the remaining constituents so that the Underlying Index’s sector exposures matches the sector exposures of the S&P 500® Index. The Underlying Index is sponsored by Standard & Poor’s Financial Services LLC (the “Index Provider”), which is an organization that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. As of April 18, 2016, the Underlying Index had 469 constituents. The Fund's investment objective and Underlying Index may be changed without shareholder approval.
Effective immediately, the second and third sentences under the subheading Portfolio Managers on page 137 are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE